Exhibit 99.1

LRR Energy, L.P. August 2012 Citi MLP Conference

This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy, L.P. ("LRR Energy") and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Actual results and future events could differ materially from those anticipated or implied in such statements. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2011 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. LRR Energy does not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

Lime Rock Management "Lime Rock" Who is Lime Rock? LRR Energy, L.P. Formed in 2005 ~$1.3 billion invested in 15 major acquisitions $235 million of additional acquisition capacity 29.8 MMBoe of proved reserves1 Owns 52% of LRE's LP interests Mature producing oil and natural gas properties 30.6 MMBoe of proved reserves2 Three operating regions $3.0 billion capital under management Consists of five funds Founded in 1998 Manages $3.9 billion of private capital LRR Energy, L.P. "LRE" Lime Rock Resources "LRR" Lime Rock Partners "LRP" 1 Estimated proved reserves as of 6/30/2012 based on strip pricing, pro forma for recent sale of properties to LRE. 2 LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing.

LRR Energy, L.P. LRR Energy, L.P. Upstream MLP formed in November 2011 (NYSE: LRE) Operate, acquire, exploit and develop mature oil and gas properties Experienced team with proven acquisition, operational and exploitation track record, and strong industry relationships Growth strategy supported by multiple acquisition avenues Conservative financial strategy – maintenance capital, balance sheet, hedge program, distribution coverage Market Valuation2 30.6 MMBoe proved reserves 86% proved developed Q2 2012 production: 6,462 Boe/d (43% liquids) Reserve life: 13.0 years Equity market cap: $402 MM Net debt: $223 MM Enterprise value: $620 MM Current yield: 10.6% Key Statistics1 1 LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing. 2 Market data based on 8/20/12 unit price of $17.91. Enterprise value assumes $4.7 million of cash and $222.8 million of debt as of 6/30/12.

Recent Events 2nd Quarter results and distribution Production of 6,462 Boe/d EBITDA of $17.7 million Quarterly distribution of $0.475 per unit Distribution coverage of 1.06x $67 million acquisition from Lime Rock Resources Closed purchase of Permian Basin and onshore Gulf Coast assets Immediately accretive to distributable cash flow per unit Bolt-on acquisition of concentrated, predictable, and primarily operated assets Proved reserves of 1,728 MBoe 92% PDP 83% of production is oil or natural gas liquids $50 million 2nd lien term loan financing Increased debt capacity, and debt availability Commodity hedges Added oil and gas hedges through 2016 LRR Energy, L.P.

Recent Acquisition Property Summary Existing LRE Properties Recently Acquired LRR Energy, L.P. Note: Reserves based on third party reserve reports as of 3/1/12 using 1/31/12 pricing. Recent Acquisition April 2012 Production (Boe/d) 765 Proved Reserves (MBoe) 1,728 % Proved Developed Producing 92% % Liquids 83% Total Proved Reserve Life (R/P) 6.2 % Operated By Value 88% $67 million acquisition First dropdown from sponsor Mature asset Primarily oil Mostly operated Low Risk – 92% PDP Lime Rock operated since 2008 Recent refrac program shortens R/P ratio early

Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory Shallow production decline 86% proved developed reserves 13.0 R/P Focused operations and diversified geographically Three operating areas with scale Operate 93% of proved reserves Nearly all acreage is held by production Control project selection, timing and costs All major fields in primary production 2Q 2012 field level cash costs of $14.65/Boe1 Low-risk, balanced proved inventory – 422 total projects 207 gross development projects 215 gross drilling locations LRR Energy, L.P. 2Q 2012 field level cash cost per Boe based on expenses of $8.612 million divided by 588 MBoe (see page 22 of the 6/30/2012 10-Q SEC filing). Expenses include Lease Operating Expenses of $6.912 million, and Production and Ad Valorem Taxes of $1.700 million.

Permian Basin Region1 Key fields: Red Lake, Pecos Slope, Corral Canyon Proved reserves: 16.8 MMBoe (55% of total) R/P Ratio: 12.8 years LRE operated: 93% of value 152 gross development projects & 174 gross drilling locations 703 gross (582 net) producing wells Red Lake Field Oil-weighted field located in Eddy County, New Mexico 2012 Development Plans Drill 16 wells, refrac 5 wells, recomplete 7 wells and deepen 3 wells Expand SWD system for increased capacity (drill 1 SWD well) Initial well performance significantly above expectations First 7 wells have established 30-day initial production rates equal to 177% of our forecasted rates LRR Energy, L.P. LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve reports as of 3/1/12 using 1/31/12 pricing.

Mid-Continent & Gulf Coast Regions Mid-Continent Summary Overview1 Key fields: Potato Hills Proved reserves: 10.0 MMBoe (33% of total) Q2 2012 Net production: 1,890 Boe/d (29% of total) R/P Ratio: 14.5 years LRE operated: 92% of value 44 gross development projects & 40 gross drilling locations Gulf Coast Summary Overview1 Key fields: New Years Ridge, GW-Stratton Proved reserves: 3.8 MMBoe (12% of total) Q2 2012 Net production: 967 Boe/d (15% of total) R/P Ratio: 10.8 years LRE operated: 92% of value 11 gross development projects & 1 gross drilling location LRR Energy, L.P. LRE base properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing.

LRR Energy, L.P. Significant Growth Potential – Acquisition Sources 29.8 MMBoe of proved reserves1 $235 million of current acquisition capacity Strategy includes future LRR funds $3.0 billion of capital under management Potential asset acquisitions from portfolio companies Attractive market conditions Producers continue to fund shale growth with conventional asset sales Drop-downs from Lime Rock Resources Joint Bids with Lime Rock Resources Acquisitions from Lime Rock Partners Acquisitions from Third Parties Expands LRE acquisition universe Supports ultimate drop-down strategy 15 major acquisitions since 2006 for ~$1.3 billion Internally estimated proved reserves as of 6/30/2012 based on strip pricing, pro forma for recent sale of properties to LRE.

LRR Energy, L.P. Lime Rock Resources – Growing Inventory of Assets 21% Gas 79% Liquids 5% Gas 95% Liquids 1 Annualized first six months of 2012. Excludes hedge gains and losses during the period. Estimated annualized September 2012 revenue. Based on assumed NYMEX prices of $96.01 for oil and $2.72 for natural gas. Excludes hedge gains and losses during the period. Annual Revenue 2 $92.9 $163.2 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 LRE LRR $MM LRE LRR $MM EBITDA

Conservative Financial Strategy Maintain Strong Balance Sheet Active Hedge Program Maintenance Capital Reduces cash flow volatility, and protects distributions, borrowing base and capital program General hedge target of 85% of estimated PDP production for 3-5 years Layer on additional hedges with future acquisitions Strategy includes regional basis and interest rate hedges Target debt/Adjusted EBITDA of <3.0x (pro forma ~3.0x) Maintain adequate liquidity Fund acquisitions with prudent leverage Capital required to maintain production Estimated $21 million per year Estimate based on internal development inventory LRR Energy, L.P.

Hedge Portfolio LRR Energy, L.P. ~94% of current PDP is hedged through 2016 Assuming flat production1, total production is hedged 90% in 2012, 88% in 2013, 63% in 2014, 56% in 2015 and 51% in 2016 Average prices: $5.16 per MMBtu, $94.21 per oil barrel and $50.82 per NGL barrel Natural Gas Hedges NGL Hedges Crude Oil Hedges Note: Hedge prices based on weighted-average of swap prices, collar floor prices and put strike prices. Assumes production through 2016 remains constant at midpoint of 2012 guidance (6,250 Boe/d) and production mix of gas 60%, oil 30% and NGL 10%. ($/Bbl) 2H 2012 2013 2014 2015 2016 Hedged Price $98.22 $95.19 $96.29 $94.49 $85.94 0 200 400 600 800 2H 2012 2013 2014 2015 2016 Production (MBbl) Hedged Volumes Production 91% 91% 67% 52% 58% ($/Bbl) 2H 2012 2013 2014 2015 2016 Hedged Price $51.34 $50.49 NA NA NA 0 50 100 150 200 250 2H 2012 2013 2014 2015 2016 Production (MBbl) Hedged Volumes Production 63% 82%

2012 Guidance and Capitalization LRR Energy, L.P. 2012 Guidance Daily Production (Boe/d) 6,100 - 6,400 Lease Operating Expenses ($/Boe) $10.50 - $11.00 Maintenance Capital ($ MM) $21.0 Other Capital ($ MM) $10.0 Total Capital ($ MM) $31.0 Capitalization As Of June 30, 2012 Cash $4.7 Senior Credit Facility $172.8 2nd Lien Term Loan $50.0 Total Debt $222.8 Unitholders' Equity $266.0 Liquidity $71.9

Upstream MLP Yields1 LRE's current yield is attractive compared to peers LRR Energy, L.P. 1 Based on unit prices as of 8/20/2012 and most recently announced quarterly distribution. 11.0% 10.9% 10.6% 9.8% 8.5% 8.3% 8.3% 7.9% 7.3% 5.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% MEMP QRE LRE BBEP VNR MCEP LGCY PSE LINE EVEP 8.7% Peer Average:

Why LRE MLP? Experienced and incentivized management team with track record of: Successful acquisitions Skilled exploitation Distributions Capital management Proven Management Stable, low-risk and predictable properties Primary production and low cost asset portfolio Large internal project inventory 93% of properties operated Quality Assets Multiple avenues for growth Large inventory of suitable assets at LRR Potential acquisitions from LRP Attractive acquisition market Growth Potential Distributions supported by: Maintenance capital Substantial hedges through 2016 Strong balance sheet Distribution coverage Subordinated units Conservative Financial Strategy LRR Energy, L.P.

Appendix Appendix

Pro Forma Property Summary Note: LRE existing properties based on third party reserve reports as of 12/31/11 using 12/31/11 SEC pricing. Recently announced acquisition based on third party reserve 1 reports as of 3/1/12 using 1/31/12 pricing. Approximately 71% of total estimated proved reserves were proved developed producing and approximately 15% were proved developed non-producing. LRE Total Q2 2012 Production (Boe/d) 6,462 Proved Reserves (MMBoe) 30.6 % Proved Developed (1) 86% % Liquids 39% Total Proved Reserve Life (R/P) 13.0 Permian Q2 2012 Production (Boe/d) 3,605 Proved Reserves (MMBoe) 16.8 % Proved Developed 80% % Liquids 63% Total Proved Reserve Life (R/P) 12.8 Mid Continent Q2 2012 Production (Boe/d) 1,890 Proved Reserves (MMBoe) 10.0 % Proved Developed 94% % Liquids 0% Total Proved Reserve Life (R/P) 14.5 Gulf Coast Q2 2012 Production (Boe/d) 967 Proved Reserves (MMBoe) 3.8 % Proved Developed 89% % Liquids 31% Total Proved Reserve Life (R/P) 10.8 Appendix

Management Team & Board of Directors Executive Leadership Non-Management Directors Appendix Jonathan Farber Townes Pressler, Jr. John Bailey Milton Carroll Robert O'Connell Managing Director of Lime Rock Partners Managing Director of Lime Rock Partners Independent Director Independent Director Independent Director Years of Name and Position Experience Select Prior Experience Eric Mullins Co-CEO and Chairman 21 Lime Rock Resources; Goldman Sachs Charles Adcock Co-CEO and Director 35 Lime Rock Resources; Houston Exploration; Operational roles with various E&P companies Chris Butta VP and Chief Engineer 28 Lime Rock Resources; Miller and Lents, Ltd.; ARCO Oil and Gas Company Jaime Casas VP, CFO 15 Laredo Energy; Credit Suisse; Donaldson, Lufkin & Jenrette; Accenture Tim Miller VP and COO 29 Lime Rock Resources; El Paso Corporation; Petroleum Engineer

Lime Rock Management LP LRR Energy, L.P. (NYSE: LRE) LRE GP, LLC Incentive Distribution Rights Public Common Units Summary Organization Lime Rock Resources ("LRR") Fund I Common Units Subordinated Units LRE Operating, LLC 100% Class A Member Interest 0.1% GP Interest 100% Interest 47.5% LP Interest 52.4% LP Interest Appendix

Commodity Hedges Appendix 1 Hedge prices based on weighted-average of swap prices, collar floor prices and put strike prices. Current Hedge Position (Swaps, Collars & Puts) 2H 2012 2013 2014 2015 2016 NYMEX HH GAS Swaps Gas (MMBtu) 2,080,305 7,267,590 5,876,099 5,326,561 4,878,990 Wt Avg Price $5.67 $5.15 $5.52 $5.71 $4.28 Collars Gas (MMBtu) 1,410,560 Wt Avg Price $4.75/$7.31 Puts Gas (MMBtu) 232,285 178,710 Strike Price $2.00 $3.00 Total (Swaps, Collars & Puts) Gas (MMBtu) 3,723,150 7,446,300 5,876,099 5,326,561 4,878,990 Wt Avg Price (1) $5.09 $5.10 $5.52 $5.71 $4.28 NYMEX WTI OIL Swaps Oil (Bbl) 305,575 620,772 460,926 398,253 352,804 Wt Avg Price $98.70 $95.19 $96.29 $94.49 $85.94 Puts Oil (Bbl) 5,250 Strike Price $70.00 Total (Swaps & Puts) Oil (Bbl) 310,825 620,772 460,926 398,253 352,804 Wt Avg Price (1) $98.22 $95.19 $96.29 $94.49 $85.94 NGLs Swaps OPIS MB NGLs (Bbl) 93,528 144,323 Wt Avg Price $51.34 $50.49

Appendix Adjusted EBITDA Calculation Adjusted EBITDA is used as a supplement financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess: our operating performance as compared to that of other companies and partnerships in our industry, without regard to financing methods, capital structure or historical cost basis; and the ability of our assets to generate sufficient cash flow to make distributions to our unitholders Note: We define Adjusted EBTIDA as net income (loss), Plus: income tax expense (benefit); interest expense-net, including realized and unrealized losses on interest rate derivative contracts; depletion and depreciation; accretion of asset retirement obligations; amortization of equity awards; gain (loss) on settlement of asset retirement obligations; unrealized losses on commodity derivative contracts; impairment of oil and natural gas properties; and other non-recurring items that we deem appropriate, Less interest income; unrealized gains on commodity derivative contracts; and other non-recurring items that we deem appropriate. Adjusted EBITDA should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA Calculation ($ in thousands) Three Months Ended Six Months Ended June 30, 2012 June 30, 2012 Net Income $13,363 $18,319 Income Tax Expense 24 150 Interest Expense, Net Including Unrealized Gain/Loss on Derivatives 4,292 4,648 Depletion and Depreciation 10,559 19,859 Accretion of Asset Retirement Obligations 361 717 Amortization of Equity Awards 81 150 Gain on Settlement of Asset Retirement Obligation (10) (108) Unrealized Losses on Commodity Derivative Instruments - - Impairment of Oil and Natural Gas Properties - 3,093 Interest Income - - Unrealized Gain on Commodity Derivative Instruments (10,997) (11,008) Adjusted EBITDA $17,673 $35,820

Appendix Distributable Cash Flow and Distribution Coverage Calculation 1 Amount represents pro-rated capital for the period outstanding. NOTE: Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Distributable Cash Flow may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. The following table presents a reconciliation of Distributable Cash Flow and Distribution Coverage Ratio to Adjusted EBITDA. Adjusted EBITDA is reconciled to net income, our most directly comparable GAAP financial performance measure, on the previous slide We define Distributable Cash Flow as Adjusted EBITDA less income tax expense; cash interest expense, net of realized losses on interest rate swaps; and estimated maintenance capital expenditures. Distribution Coverage Ratio is defined as the ratio of Distributable Cash Flow to total quarterly distributions payable on all of our outstanding common subordinated and general partner units Distributable Cash Flow and Distribution Coverage Table ($ in thousands) Three Months Ended Six Months Ended June 30, 2012 June 30, 2012 Adjusted EBITDA $17,673 $35,820 Income Tax Expense (24) (150) Cash Interest Expense (1,080) (2,490) Estimated Maintenance Capital 1 (5,250) (10,500) Distributable Cash Flow $11,319 $22,680 Cash Distribution $10,664 $21,328 Distributable Coverage Ratio 1.06x 1.06x